AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	
PAGE OF PAGES	1 of 2
2. AMENDMENT/MODIFICATION NO.	P00012
3. EFFECTIVE DATE	See Block 16C
4. REQUISITION/PURCHASE REQ. NO.	ASP329425
5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE ASPR/SNS	ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341
7. ADMINISTERED BY (If other than Item 6) CODE ASPR/SNS	US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. Attn: STEVE RAMBO EMERGENT PRODUCT DEVELOPMENT GAITHE 300 PROFESSIONAL DR GAITHERSBURG MD 208793419
(x) 9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
x 10A. MODIFICATION OF CONTRACT/ORDER NO.	75A50119C00071
10B. DATED (SEE ITEM 13)	08/30/2019
CODE	1365869
FACILITY CODE	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2024.Q99SN24.26088 Net Increase: $99,957,720.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-9 Option to Extend the Term of the Contract

E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: [**]
UEI: CNPVCR8DK7M8
Points of Contact:
COR: Bruce Lee, bruce.lee@hhs.gov, [**]
CO: Kimberly Golden, kimberly.golden1@hhs.gov, [**]
CS: Terri Reed, terri.reed@hhs.gov, [**]
EMERGENT: Eric Balsley, Director Product Management, balsleye@ebsi.com; Jessica Eyler, Sr. Contracts Director, eylerj@ebsi.com; [**]

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	KIMBERLY L. GOLDEN
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	
15C. DATE SIGNED	
16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	Kimberly Golden
16C. DATE SIGNED	6-28-2024

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00071/P00012 | PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	This modification exercises Option Year 5 for the supply of [**] doses of ACAM2000; replacement of [**] diluent doses; and replacement of [**] transfer syringes. The work performed hereunder includes Wetvax Testing and ACAM Testing, as provided for in the Statement of Work, as amended, at no additional cost to the Government.				
	OTA: N Appr. Yr.: 2024 CAN: Q99SN24 Object Class: 26088 Period of Performance: 10/01/2023 to 09/30/2024				
	Add Item 10 as follows:				
	OPTION 5001 - Task 1				
10	Warm based manufacturing delivery for ACAM2000 Vaccine [**] doses @ [**] per dose = $[**] Obligated Amount: $[**]				[**]
	Add Item 11 as follows:				
11	OPTION 5002 - Task 2 Replace expiring ACAM2000 Diluent [**] @ [**] = $[**] Obligated Amount: $[**]				[**]
	Add Item 12 as follows:				
12	OPTION 5003 - Task 3 Replace expiring transfer syringes [**] @ [**]= $[**] Obligated Amount: $[**]				[**]

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110